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                                                                    EXHIBIT 21.1

                       FIDELITY NATIONAL TITLE GROUP, INC.
                                  All companies
                                 As of 8/17/2005

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
1 Stop Cyber Mall, Inc.                                           New York

2027267 Ontario Inc.                                              Canada

Adnoram Settlement Agency of Ohio, LLC (50.1%)                    Ohio

Aero Records & Title Co.                                          Oklahoma

Alamo Title Company                                               Texas

Alamo Title Company of Brazoria County, Inc.                      Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Harris County, Inc.                        Texas
(d/b/a Alamo Title Company)

Alamo Title Company of Tarrant County, Inc.                       Texas
(d/b/a Alamo Title Company)

Alamo Title Holding Company                                       Texas

Alamo Title Insurance                                             Texas

Alamo Title of Guadalupe County, Inc.                             Texas
(d/b/a Alamo Title Company)

Alamo Title of Travis County, Inc.                                Texas
(d/b/a Alamo Title Company)

Alexander Title Agency, Incorporated                              Virginia

All Counties Courier, Inc. (10%)                                  California

Amarillo Data, Inc. (50%)                                         Texas

American Document Services, Inc.                                  California

American Exchange Services, Inc.                                  Delaware
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
American Investment Properties, LLC                               Delaware

American Title Company (inactive)                                 Texas

Amtitle Company                                                   California

ANFI Holding, LLC                                                 Delaware

ANFI, LLC                                                         California

Antelope Valley Escrow Co.                                        California

APTIC.COM, Inc.                                                   Florida

APTItude.com, Inc.                                                Florida

AssetLink Financial Corporation                                   Colorado

AssetLink, LLC                                                    Pennsylvania

AssetLink, L.P.                                                   Pennsylvania

BancServ, Inc.                                                    California

Bankers Title of Northwest Indiana, LLC (5%)                      Indiana

Baton Rouge Title Company, Inc.                                   Louisiana


Berrien County Title Agency, L.L.C. (50%)                         Michigan

BHC&M, Ltd.                                                       Virginia

Blue Ridge Title/CTIC, LLS (25%)                                  Virginia

Burnet Title of Indiana, LLC (25%)                                Indiana

Capitol Abstract and Title Company (50%)                          Oklahoma

Castle Escrow Holdings, LLC                                       California

CATCO, Inc. (50%)                                                 Oklahoma

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
Chelsea Title Company                                             Florida

Chicago Escrow, Inc. (51%)                                        California


Chicago Land Agency Services, Inc. (52%)                          Illinois

Chicago Title Agency of Nevada, Inc.                              Nevada

Chicago Title and Trust Company                                   Illinois

Chicago Title Company                                             California

Chicago Title Company of Washington                               Washington
(d/b/a Chicago Title Company, Island Division)

Chicago Title Insurance Company                                   Missouri

Chicago Title Insurance Company of Oregon                         Oregon

Chicago Title Insurance Company of Puerto Rico (99.2%)            Puerto Rico

Chicago Title Land Trust Company                                  Illinois

Chicago Title of Colorado, Inc.                                   Colorado

Chicago Title of Michigan, Inc.                                   Michigan

Chicago Title of the Florida Keys, Inc. (85%)                     Florida

Closing Concepts, L.L.C                                           Pennsylvania

Closing Concepts, L.P.                                            Pennsylvania

Closing Concepts of Alabama, L.L.C                                Alabama

Commonwealth Title Company                                        Washington

Community Title Company (51%)                                     California

Community Title, LLC (25%)                                        Texas

Comprehensive Closing Services, LLC (75%)                         Michigan

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
Construction Disbursements LLC                                    Oregon

CTC GP, LLC                                                       Delaware

CTC LP, LLC                                                       Delaware

CT/Nevada Holding Company                                         Nevada

CUMC Title Agency, LLC (50%)                                      Michigan

Dallas-Fidelity National Title Agency, Inc.                       Texas
(d/b/a Fidelity National Title Agency, Inc.)

Dallas Seven Index, Inc. (14.3%)                                  Texas

Decatur Title Company L.L.C                                       Illinois

DFCU Financial Title Agency, L.L.C. (51%)                         Michigan

Diversified Title Agency, LLC (50.1%)                             Ohio

Duxford Escrow, Inc. (51%)                                        California

EC Purchasing.com, Inc.                                           Delaware

Executive Title Agency Corp.                                      Ohio

Fidelity Affiliates, LLC                                          Florida

Fidelity Asset Management, Inc.                                   California

Fidelity Express Network, Inc.                                    California

Fidelity Fulfillment Center, LLC (51%)                            Delaware


Fidelity Global Solution Costa Rica, S.A                          Costa Rica

Fidelity Inspection & Consulting Services, Inc.                   Pennsylvania

Fidelity National Agency of Arizona, Inc. (51%)                   Arizona

Fidelity National Builder Services, LLC                           California

Fidelity National Company of Northern California                  California

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
Fidelity National Management Services, LLC                        Delaware

Fidelity National Title Agency, Inc.                              Arizona

Fidelity National Title Agency of Nevada, Inc.                    Nevada

Fidelity National Title Agency of Pinal County, Inc.              Arizona

Fidelity National Title and Abstract, Inc.                        Maryland

Fidelity National Title & Escrow of Hawaii, Inc.                  Hawaii

Fidelity National Title Company                                   California

Fidelity National Title Company of California                     California

Fidelity National Title Company of Oregon                         Oregon

Fidelity National Title Company of Washington, Inc.               Washington


Fidelity National Title Insurance Agency of Coconino              Arizona

Fidelity National Title Insurance Company                         California

Fidelity Residential Solutions, Inc.                              Kansas

Fidelity Title & Closing Solutions of Oklahoma, LLC               Delaware

First National Financial Title Services of Alabama, Inc.          Alabama

First Partners Title Agency, LLC (52.6%)                          Ohio

First Title Corporation                                           Tennessee
(d/b/a FTC Lenders Express and d/b/a Lenders Express
Title and Escrow)

First Title Corporation of Alabama, Inc.                          Alabama


Florida Affiliated Title Services, LLC (51%)                      Florida

Florida Title Insurance Professionals, LLC (10%)                  Florida

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
Florida West Title, LLC (10%)                                     Florida

FNF Canada Company                                                Canada

FNF Escrow Holdings, LLC                                          California

FNF Escrow Holdings II, LLC                                       California

FNF Escrow Holdings III, LLC                                      California

FNF Funding X, LLC                                                Delaware


FNF Intellectual Property Holdings, Inc.                          Delaware

FNF National Record Centers, Inc.                                 Delaware

FNF Title Reinsurance Company                                     Vermont


FNT Real Estate Coordinators, LLC                                 New Jersey

Focus Title, LLC (10%)                                            Florida

Foreclosure Management Services, Inc.                             New Jersey

Fortuna Service Company, LLC                                      California

Franchise Resale Consultants, LLC (25%)                           Delaware

Fuentes and Kreischer Title Company                               Florida


Gemini Escrow Services, Inc. (51%)                                California


GIT Holding Company, Inc. (60%)                                   Illinois

Granite Title Company, LLC (12%)                                  Texas

Great Northern Title Agency, LLC (52.10%)                         Ohio

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
Greater Illinois Title Company, Inc. (60%)                        Illinois

Greenridge Title Agency, LLC (50%)                                Michigan

Grundy Pioneer Title Company                                      Illinois


Harbor Holdings Co. (5%)                                          Florida


Heritage Title Company                                            Texas


HomeOwnershipTeam.com, Inc.                                       California

Homesold                                                          California
(d/b/a Real Property Marketing and d/b/a Professional
Agent Referral)


iLumin Corporation (12.3%)                                        Delaware

Imaged Library Co., L.L.C. (29.79%)                               Washington

Integrity Title Agency of Ohio & Michigan, Ltd. (25.05%)          Ohio

Interfirst Escrow, Inc. (51%)                                     California


Island Title Company                                              Washington

Kensington Development Corporation                                California


Lake County Trust Company                                         Indiana

Lake First Title Agency, LLC (50.1%)                              Ohio

Lakeland Title Services, Inc.                                     Wisconsin

Landmark REO Management Services, Inc.                            Kansas

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
Land Title Company of Kitsap County (44.58%)                      Washington


LaSalle County Title Company,  L.L.C. (70%)                       Illinois

LC Investment Corporation                                         Indiana

Lenders Title Agency, LLC (50.1%)                                 Ohio

Lexington Capital Corporation                                     Illinois

Liberty Title Agency, Inc. (51%)                                  Arizona

Manchester Development Corporation                                California
(d/b/a Orion Realty Group)

Marble Title Company, LLC (12%)                                   Texas

McHenry County Title Company                                      Illinois

McLean County Title Company                                       Illinois

McNamara, Inc.                                                    Nevada

Member First Title Agency, LLC (50%)                              Michigan

MFS Title of Texas, LP (5%)                                       Texas

MGEN Services Corp.                                               Delaware


Micro General, LLC                                                Delaware

Midwest Title Company                                             Delaware

Mission Trails Escrow, Inc. (51%)                                 California

National Link, L.L.C. (49.8%)                                     Pennsylvania

National Link, L.P. (49.5%)                                       Pennsylvania

National Link of Alabama, L.L.C                                   Alabama

National Title Company of Fresno County (51%)                     California

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
National Title Company of San Francisco (51%)                     California

National Title Company of Southern California (51%)               California

National Title Company of Ventura County (51%)                    California


Nations Title Insurance of New York Inc.                          New York

Nationwide Settlement Source, L.L.C                               Pennsylvania

Nationwide Settlement Source, L.P.                                Pennsylvania

Nationwide Settlement Source of Alabama, L.L.C                    Alabama

New Market Title Agency, LLC (50.1%)                              Ohio

Northwest Equities, Inc.                                          Texas
(d/b/a NW Equities)


NRT Title Agency, LLC (30%)                                       Delaware

Ocean Escrow, Inc. (51%)                                          California


Ottawa-Kent Title Agency, LLC (50%)                               Michigan


Pacific Escrow Solutions, Inc.                                    California

Palm Beach Joint Title Plant, Inc. (12.5%)                        Florida

Perrett Title Agency, LLC (50%)                                   Michigan

Pioneer Land, LLC (51%)                                           New York

Pioneer Land Services, LLC                                        New York

Pioneer National Title Company                                    Arizona

Preferred Title Services, LLC (50%)                               Michigan

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
Premier National Title Company (51%)                              California

Prospect Office Partners, LP                                      California

Real Estate Index, Inc.                                           Illinois

Real Estate Settlement Solutions, L.L.C                           Pennsylvania

Real Estate Settlement Solutions, L.P.                            Pennsylvania

Real Estate Settlement Solutions of Alabama, L.L.C                Alabama

Real Living Title Agency, Ltd. (45.1%)                            Ohio

RealtyCheck.com, LLC                                              Michigan

Recodat Co. (25%)                                                 Ohio

Referral Connection, LLC                                          North Carolina

Region Title, LLC (35%)                                           Indiana

Rio Grande Title Company, Inc. (20%)                              New Mexico

River Valley Abstract & Title, Inc.                               Wisconsin

Rocky Mountain Printing Services, Inc.                            California

Rocky Mountain Support Services, Inc.                             Arizona

Saddleback Title Company (51%)                                    California


S.D.C. Title Agency, LLC (50.1%)                                  Ohio

Security Title Agency, Inc.                                       Arizona

Security Title Company, LLC                                       Wisconsin

Security Union Title Insurance Company                            California

Sentry Service Systems, Inc.                                      Arizona

Service Link, L.P.                                                Pennsylvania



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
Service Link of Alabama, L.L.C                                    Alabama

Service Link of Texas LLC                                         Texas

S-K-L-D Title Services, Inc. (12.9%)                              Colorado

Southeast Funding Title Associates, LLC (10%)                     Florida

SouthshoreTitle, LLC (10%)                                        Indiana

Southwest Michigan Title Agency, LLC (50%)                        Michigan

Spring Service Corporation                                        California

Spring Service Texas, Inc.                                        Texas

Statewide Settlement Services, LLC (25%)                          Ohio

Stetler Title Agency, LLC (50%)                                   Michigan


SunCoast Team Title, LLC (10%)                                    Florida

Sunrise Research Corp.                                            New York

Superior Data Services, Inc.                                      New York

SWT Holdings, LLC                                                 Texas

Tam Title & Escrow, LLC (10%)                                     Tennessee

Ten Thirty-One, L.L.C                                             Oregon

The Album CD, LLC (66 2/3%)                                       Delaware

The Maryland Title Guarantee Company                              Maryland

The Title Company of Canada, Ltd.                                 Ontario, Canada

The Title Guarantee Company                                       Maryland

Third Millenium Title Agency, LLC (50.1%)                         Ohio

Ticor Financial Company                                           California



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
Ticor Services, LLC                                               Delaware

Ticor Title Abstract of New York, Inc.                            New York

Ticor Title Agency of Arizona, Inc.                               Arizona

Ticor Title Company                                               Washington

Ticor Title Company of California                                 California

Ticor Title Company of Oregon                                     Oregon

Ticor Title Consultants Ltd.                                      Canada

Ticor Title Insurance Company                                     California

Ticor Title Insurance Company Limited                             England

Ticor Title Insurance Company of Florida                          Florida

Ticor Title of Nevada, Inc.                                       Nevada

Ticor Title of Washington, Inc.                                   Washington

Title Accounting Services Corporation                             Illinois

Title America, LLC (50.1%)                                        Ohio

Title and Trust Company                                           Idaho

Title Closing Services, LLC (17.5%)                               New Jersey

Title Data, Inc. (5.6%)                                           Texas

Title Info Now, LLC (14.29%)                                      Minnesota

Title Offices, LLC (30%)                                          Florida

Title Reinsurance Company (36.18%)                                Vermont

Title Services, Inc.                                              Tennessee



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
TitleTek, Inc. (inactive)                                         Texas

TPO, Inc.                                                         Oklahoma

Tri County Title Plant Association (37.5%)                        Oregon

Triple Crown Title and Settlement Services, LLC (51%)             New Jersey

TSNY Agency of New York City, Inc.                                New York
(d/b/a Title Services)

TT Acquisition Corp.                                              Texas
(d/b/a Texas Taxes)

United Financial Management Company                               Nevada

United Land Title Agency, LLC (50.1%)                             Ohio

United Title of Nevada, Inc.                                      Nevada

UTC Capital Group, Inc.                                           Texas

Villager Title, LLC (10%)                                         Florida

Washington Title Company                                          Washington

Washington Title Insurance Company (inactive)                     Washington

Welles Bowen Title Agency, LLC (50.1%)                            Ohio

Wentworth Title Agency, LLC (20%)                                 Florida

West Point Appraisal Services, Inc.                               California

West Point Properties, Inc.                                       California

Western Financial Trust Company                                   California

Woodland Title Agency, LLC (50%)                                  Michigan

Yuma Title & Trust Company                                        Arizona


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